ACQUISITIONS & DIVESTMENT - Business Combination - General Information (Details) - Bruin E&P HoldCo, LLC $ in Thousands	Mar. 10, 2021 USD ($)
Acquisition, date of acquisition
Purchase agreement date	Jan. 25, 2021
Effective date	Jan. 01, 2021
Acquisition, additional information
Equity interest acquired (as a percent)	100.00%
Acquisition, cash consideration
Total cash consideration subject to certain purchase price adjustments	$ 465,000